SUPPLEMENT DATED JULY 31, 2002
                TO PROSPECTUS DATED MAY 1, 2002 FOR
                   INTEGRITY FUND OF FUNDS, INC.

I.    The following footnotes have been added at the bottom of page 5:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


II. First paragraph on page 9 under Investment Companies is replaced with the following:

The Fund has adopted a fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its assets in shares of registered open-end investment companies ("underlying funds"). This fundamental policy may not be changed without shareholder approval. In addition, the Fund will normally invest in approximately fifteen to fifty underlying funds and may invest up to 25% of its total assets in any one underlying fund. The Fund will generally invest in underlying funds that invest primarily in common stock and which seek long-term capital appreciation and growth of income with current income of secondary importance. The Fund normally invests in underlying funds that are classified as growth, aggressive growth, or growth-income funds.